Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

7. Goodwill and Intangible Assets

Impairment Assessments—We perform our annual assessment of possible impairment of goodwill and indefinite-lived intangible assets as of October 1, or more frequently if events and circumstances indicate that impairment may have occurred.

2013—In conjunction with the disposal of TBiz (part of our Travelocity North America reporting unit) and Holidays Autos (part of our Travelocity Europe reporting unit) in the second quarter of 2013, we were required to allocate goodwill to these businesses. We allocated $9 million and $36 million in goodwill to TBiz and Holiday Autos, respectively. In connection with the dispositions, we initiated an impairment analysis as of June 30, 2013 on the remainder of the goodwill and long-lived assets associated with these reporting units. Further declines in our projections of the discounted future cash flows of these reporting units and current market participant considerations led to a $96 million impairment in Travelocity—North America and a $40 million impairment in Travelocity—Europe goodwill, which has been recorded in our results of operations. As a result of these impairments, the Travelocity segment had no remaining goodwill as of June 30, 2013.

We also recorded a $2 million impairment of Travelocity—Europe software developed for internal use and $1 million impairment of other definite lived intangible assets related to Holiday Autos which is included in our net loss on the sale of that business in discontinued operations.

Based on our annual assessment of possible impairment of goodwill and indefinite-lived intangible assets as of October 1, 2013, we concluded that no additional impairment was necessary.

2012—In the third quarter of 2012, certain competitors of Travelocity announced plans to move towards offering hotel customers a choice of payment options which could adversely affect hotel margins over time. Travelocity’s move to this new revenue model could have additionally impacted its working capital as it would collect less cash up front, reducing the existing supplier liability over time. We therefore initiated an impairment analysis as of September 30, 2012. The expected change in the competitive business environment and the resulting impact on our projections of the discounted future cash flows led to a $58 million goodwill impairment in Travelocity—North America and a $5 million goodwill impairment in Travelocity—Europe.

In the fourth quarter of 2012, we continued to see further weakness in Travelocity’s business performance resulting in lower projected revenues and declining margins for Travelocity—North America and Europe thus requiring further impairment assessment as of December 31, 2012 of goodwill and long-lived intangible assets. We recorded an additional goodwill impairment charge for Travelocity Europe for $65 million and identified long-lived intangible assets were not deemed recoverable in both North America and Europe. As a result, we recorded impairments on long lived assets of $281 million for Travelocity—North America, of which $30 million pertained to software developed for internal use, $7 million pertained to computer equipment, $6 million related to capitalized implementation costs (see Note 2, Summary of Significant Accounting Policies) and the remainder related to definite-lived intangible assets. We also recorded impairments of $154 million for Travelocity—Europe, of which $11 million pertained to software developed for internal use, $4 million pertained to computer equipment and the remainder related to definite lived intangible assets. The total impairment for Travelocity in 2012 was $564 million.

2011—During 2011, Travelocity was impacted by weakness in the macroeconomic environment and experienced a decline in margins due to pressure in the industry driven by competitive pricing and reduced bookings which negatively impacted our projections of the discounted future cash flows. These factors led to impairment charges of $173 million for Travelocity North America and $12 million for Travelocity Europe, respectively.

For the purposes of performing the impairment assessment in all periods, we determined that the lowest level of identifiable cash flows is at the reporting unit level for the primary asset in the asset group being the trade name Travelocity.com and lastminute.com related to Travelocity North America and Travelocity Europe, respectively. We used an income based valuation approach at the reporting unit level to fair value the asset group and compared those estimates to the respective carrying values. The key assumptions used in determining the estimated fair value of our long lived assets were the terminal growth rates, forecasted revenues, assumed royalty rates and discount rates. Significant judgment was required to select these inputs based on observed market data. Impairments related to continuing operations are recorded in “Impairment” in the consolidated statements of operations. We believe the assumptions used to project future cash flows for the evaluations described above were reasonable. However, if future actual results do not meet our expectations, we may be required to record an additional impairment charge, the amount of which could be material to our results of operations.

There was no impairment charge on definitive-lived intangible assets in 2011.

Goodwill—Changes in the carrying amount of goodwill during the year ended December 31, 2013 and December 31, 2012 are as follows:

	Continuing Operations				Discontinued Operations
	Travel Network	Airline and Hospitality Solutions	Travelocity	Total	Gross	Accumulated Impairment	Total	Total Goodwill
	(Amounts in thousands)
Balance as of December 31, 2011	$1,813,215	$285,754	$273,406	$2,372,375	$94,555	$(39,573)	$54,982	$2,427,357
Acquired	—	39,713	—	39,713	—	—	—	39,713
Adjustments(1)	(153)	22	—	(131)	595	—	595	464
Impairment	—	—	(128,708)	(128,708)	—	—	—	(128,708)
Held for Sale	(578)	—	—	(578)	—	(7,420)	(7,420)	(7,998)

Balance as of December 31, 2012	1,812,484	325,489	144,698	2,282,671	95,150	(46,993)	48,157	2,330,828
Acquired	399	—	—	399	—	—	—	399
Adjustments(1)	(197)	—	—	(197)	—	—	—	(197)
Impairment	—	—	(135,598)	(135,598)	—	—	—	(135,598)
Disposals	—	—	(9,100)	(9,100)	(48,157)	—	(48,157)	(57,257)

Balance as of December 31, 2013	$1,812,686	$325,489	$—	$2,138,175	$46,993	$(46,993)	$—	$2,138,175

(1)	Includes net foreign currency effects during the year.

Accumulated goodwill impairment charges totaled $1,383 million and $1,247 million as of December 31, 2013 and 2012, respectively. All accumulated goodwill impairment charges are associated with Travelocity.

Intangible Assets—The following table presents our intangible assets at December 31, 2013 and 2012. The impairments discussed above are reflected in accumulated amortization as of December 31, 2013 and 2012.

	December 31, 2013			December 31, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
	(Amounts in thousands)
Trademarks and brandnames	$868,632	$(545,597)	$323,035	$868,591	$(525,358)	$343,233
Acquired customer relationships	692,863	(471,597)	221,266	693,863	(407,331)	286,532
Purchased technology	468,639	(392,013)	76,626	468,389	(338,635)	129,754
Non-compete agreements	13,325	(12,894)	431	13,325	(12,390)	935
Acquired contracts, supplier and distributor agreements	26,600	(13,400)	13,200	25,600	(10,800)	14,800

Total intangible assets	$2,070,059	$(1,435,501)	$634,558	$2,069,768	$(1,294,514)	$775,254

Amortization expense relating to intangible assets subject to amortization totaled $140 million for the year ended December 31, 2013 and $159 million for each of the years ended December 31, 2012 and 2011. Estimated amortization expense related to intangible assets subject to amortization for each of the five succeeding years and beyond is as follows (in thousands):

2014	$104,399
2015	92,452
2016	92,474
2017	47,111
2018	31,310
2019 and thereafter	266,812

Total	$634,558